UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

REXNORD CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State of Incorporation)

001-35475

(Commission File Number)

20-5197013

(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue Milwaukee, Wisconsin (Address of principal executive offices)	53214 (Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2012, Rexnord Corporation (the “Company”) entered into a Nominating Agreement (the “Nominating Agreement”) with Apollo Management VI, L.P (“Apollo Management”). The description of the Nominating Agreement set forth in the section entitled “Certain Relationships and Related Party Transactions—Nominating Agreement” in the definitive form of Prospectus, dated March 28, 2012 and filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) on March 30, 2012 (the “Prospectus”), relating to the Company’s Registration Statement on Form S-1, as amended (File No. 333-174504), is incorporated herein by reference. Such Prospectus description is attached hereto as Exhibit 99.1.

Item 1.02	Termination of Material Definitive Agreement.

On April 3, 2012, the Company entered into a Management Services Termination Agreement among the Company, Apollo Management and Apollo Alternative Assets, L.P. (the “Termination Agreement”), in connection with the Company’s initial public offering of its common stock. Pursuant to the Termination Agreement, the Company terminated that certain Amended and Restated Management Consulting Agreement, dated as of February 7, 2007 (the “Consulting Agreement”), pursuant to which Apollo Management had agreed to make its expertise available to the Company and its subsidiaries from time to time in rendering certain management consulting and advisory services related to the business and affairs of the Company and its subsidiaries. Pursuant to the Termination Agreement, the Company agreed to pay Apollo Management $15.0 million (plus any unreimbursed expenses) in lieu of amounts that would otherwise have been due under the Consulting Agreement. The description of the Termination Agreement contained herein is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached hereto as Exhibit 10.2.

Item 3.03	Material Modifications to Rights of Security Holders.

Please see the disclosures set forth herein under Item 1.01 regarding entry into the Nominating Agreement and Item 5.03 regarding the amendments to the certificate of incorporation and bylaws of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Certificate of Incorporation

The Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Delaware Secretary of State, which became effective on April 3, 2012. The Restated Certificate reflects an update and revision of the Certificate of Incorporation in connection with the Company’s initial public offering. In material part, the Restated Certificate classified the board of directors, provided for limitations on the calling of special meetings by shareholders and actions by shareholders by less than unanimous consent, updated indemnification provisions, renounced certain potential opportunities relating to Apollo Group (as defined therein) and provided for Delaware courts as the exclusive jurisdiction for certain actions. These provisions are further described in the section entitled “Description of Capital Stock” in the Prospectus, which is incorporated herein by reference and attached hereto as Exhibit 99.2.

Amendments to Bylaws

Effective as of April 3, 2012, the Company adopted amended and restated bylaws (the “Restated Bylaws”), which reflect an update and revision in connection with the Company’s initial public offering. In material part, the Restated Bylaws provided for certain approval rights of Apollo Group and numerous other conforming and updating changes. The description of the Apollo approval rights is set forth in the section entitled “Management—Apollo Approval of Certain Matters and Rights to Nominate Certain Directors” in the Prospectus, which is incorporated by reference and attached hereto as Exhibit 99.3. The description of the balance of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, which is attached hereto as Exhibit 3.2.

Item 8.01	Other Events.

On April 3, 2012, the Company closed its previously announced initial public offering at a public offering price of $18.00 per share. The Company sold 27,236,842 shares of its common stock, which includes 3,552,631 shares sold as a result of the full exercise by the underwriters of their option to purchase additional shares. The net proceeds of the offering, after deducting underwriting discounts and commissions and estimated expenses, are approximately $459 million. A copy of the Company’s press release announcing the closing of the offering is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Rexnord Corporation*
3.2	Amended and Restated Bylaws of Rexnord Corporation*
10.1	Nominating Agreement, dated April 3, 2012, by and between Rexnord Corporation and Apollo Management VI, L.P.*
10.2	Management Services Termination Agreement, dated April 3, 2012, by and between Rexnord Corporation, Apollo Management VI, L.P. and Apollo Alternative Assets, L.P.*
99.1	Copy of “Certain Relationships and Related Party Transactions—Nominating Agreement” from the Prospectus
99.2	Copy of “Description of Capital Stock” from the Prospectus
99.3	Copy of “Management—Apollo Approval of Certain Matters and Rights to Nominate Certain Directors” from the Prospectus
99.4	Press Release of Rexnord Corporation, issued April 3, 2012

*	A form of this exhibit was previously filed with the Company’s registration statement on Form S-1 referred to above. These exhibits reflect non-substantive, non-material changes from those versions.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 3rd day of April, 2012.

REXNORD CORPORATION

By:	/s/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Rexnord Corporation
3.2	Amended and Restated Bylaws of Rexnord Corporation
10.1	Nominating Agreement, dated April 3, 2012, by and between Rexnord Corporation and Apollo Management VI, L.P.
10.2	Management Services Termination Agreement, dated April 3, 2012, by and between Rexnord Corporation, Apollo Management VI, L.P. and Apollo Alternative Assets, L.P.
99.1	Copy of “Certain Relationships and Related Party Transactions—Nominating Agreement” from the Prospectus
99.2	Copy of “Description of Capital Stock” from the Prospectus
99.3	Copy of “Management—Apollo Approval of Certain Matters and Rights to Nominate Certain Directors” from the Prospectus
99.4	Press Release, issued April 3, 2012